Delaware New Pacific Fund
            Supplement to Prospectus dated February 1, 2000


  The following replaces the information for Delaware New
  Pacific Fund in the section of the prospectus entitled
  "Portfolio managers" under "Who manages the Funds":

  Calum Graham, Director Emerging Markets of AIB Govett Asset Management Limited, has had primary responsibility for making day-to-day investment decisions for Delaware New Pacific Fund since March 2000. Mr. Graham joined AIB Govett Asset Management Limited in 1996. In 1999 he was promoted to Director of Global Emerging Markets. Prior to joining AIB Govett Asset Management Limited, he worked as a graduate trainee for Cazenove & Co. and then joined the equity research and sales team for three years. He is a director of AIB Govett Asset Management Limited. Mr. Graham has a B.Sc. from St. Andrew s University.